Exhibit 99.02

ROBERT E. LIST, CPA
STEWART J. REID, CPA
MICHAEL L.HANISKO, CPA
DAVID D. QUIMBY, CPA
KATHLYN M. ENGELHARDT, CPA
RENAE M. CLEVENGER, CPA
AMY L. RODRIGUEZ, CPA
SCOTT A. NIETZKE, CPA

WALTER G WEINLANDER, CPA
ROY A. SCHAIRER, CPA
JAMES L. WHALEY, CPA
JEROME L. YANTZ, CPA
PHILIP T. SOUTHGATE, CPA
ROBERT J. DUYCK, CPA

1600 CENTER AVENUE
POST OFFICE BOX 775
BAY CITY, MI 48707-0775
989-893-5577
800-624-2400
FAX 989-895-5842
www.wf-cpas.com
wf@wf-cpas.com
OFFICES: BAY CITY, CLARE
GLADWIN AND WEST BRANCH
NXOPINION, LLC
(a development stage limited liability company)
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

ROBERT E. LIST, CPA
STEWART J. REID, CPA
MICHAEL L. HANISKO, CPA
DAVID D. QUIMBY, CPA
KATHLYN M. ENGELHARDT, CPA
RENAE M. CLEVENGER, CPA
AMY L. RODRIGUEZ, CPA
SCOTT A. NIETZKE, CPA

WALTER G. WEINLANDER, CPA
ROY A. SCHAIRER, CPA
JAMES L. WHALEY, CPA
JEROME L. YANTZ, CPA
PHILIP T. SOUTHGATE, CPA
ROBERT J. DUYCK, CPA

1600 CENTER AVENUE
POST OFFICE BOX 775
BAY CITY, MI 48707-0775
989-893-5577
800-624-2400
FAX 989-895-5842
www.wf-cpas.com
wf@wf-cpas.com
OFFICES: BAY CITY, CLARE
GLADWIN AND WEST BRANCH
INDEPENDENT AUDITOR’S REPORT
March 10, 2010
Board of Directors and Members
NxOpinion, LLC (a development stage company)
We have audited the accompanying consolidated balance sheet of NxOpinion, LLC and subsidiary (a development stage company) as of December 31, 2009 and 2008 and the related consolidated statements of operations, members’ deficit and cash flows for the years ended December 31, 2009 and 2008 and for the period from April 11, 2005 (inception) to December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of NxOpinion, LLC at December 31 2009 and 2008 and the results of its operations and cash flows for the years ended December 31, 2009 and 2008 and the period from April 11, 2005 (inception) to December 31 2009, in conformity with U.S. generally accepted accounting principles.
The accompanying financial statements have been prepared assuming that NxOpinion, LLC will continue as a going concern. As discussed in Note 1 to the financial statements, NxOpinion, LLC has suffered recurring losses from operations, has negative cash flow from operations, and has an accumulated deficit, which raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NXOPINION, LLC
(a development stage limited liability company)
Consolidated Balance Sheet

	December 31,
	2009	2008
ASSETS
Current assets
Cash	$35,333	$883
Accounts receivables — related parties	88,000	5,000

Total current assets	123,333	5,883

Property and equipment, net	3,380	11,789

Total assets	$126,713	$17,672

LIABILITIES AND MEMBERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$1,588,208	$742,538
Related party deferred revenue	207,416	—
Bank line of credit	250,000	250,000
Notes payable	724,731	783,395
Convertible notes payable	265,792	—
Warrant liability	234,035	—

Total current liabilities	3,270,182	1,775,933

Members’ deficit
Members’ contributions-net, 10,000,000 units authorized and outstanding	7,188,844	6,999,000
Members’ deficit accumulated during the development stage	(10,332,313)	(8,757,261)

Total members’ deficit	(3,143,469)	(1,758,261)

Total liabilities and members’ deficit	$126,713	$17,672

See accompanying notes to consolidated financial statements

NXOPINION, LLC
(a development stage limited liability company)
Consolidated Statement of Operations

			April 11, 2005
			(date of
			inception) to
			December 31
	2009	2008	2009

Revenues
Contract fees	$133,000	$—	$133,000

Operating expenses
Cost of revenues	139,536	—	139,536
Product and content development	634,039	504,952	5,021,049
Selling, general and administrative	1,105,797	798,693	5,291,659

Total operating expenses	1,879,372	1,303,645	10,452,244

Operating loss	(1,746,372)	(1,303,645)	(10,319,244)

Other income (expense)
Unrealized gain on derivative revaluation	4,621	—	4,621
Interest and other income	262,088	3	294,980
Other expenses	—	(62,522)	(63,319)
Interest expense	(95,389)	(77,607)	(249,351)

Total other income (expense)	171,320	(140,126)	(13,069)

Net loss	$(1,575,052)	$(1,443,771)	$(10,332,313)

See accompanying notes to consolidated financial statements

NXOPINION, LLC
(a development stage limited liability company)
Consolidated Statement of Members’ Deficit

	Membership Interests			Total
	Units	Contributions	Deficit	(Deficiency)

Balances, April 11, 2005 (date of inception)	—	$—	$—	$—

Issuance of founder units for technology	9,600,000	—	—	—
Founder units assigned to director	290,000	—	—	—
Issuance of membership units at $2.50 to $3.25 per unit	1,156,000	3,350,000	—	3,350,000
Forfeiture of founder units-net	(1,046,000)	—	—	—
Net loss	—	—	(1,373,347)	(1,373,347)

Balances, December 31, 2005	10,000,000	$3,350,000	$(1,373,347)	$1,976,653

Issuance of membership units at $2.50 to $4.00 per unit	456,500	1,760,000	—	1,760,000
Repurchase of membership units at $2.50 per unit	(144,000)	(360,000)	—	(360,000)
Forfeiture of founder units-net	(312,500)	—	—	—
Net loss	—	—	(3,488,381)	(3,488,381)

Balances, December 31, 2006	10,000,000	$4,750,000	$(4,861,728)	$(111,728)

Issuance of membership units at $2.00 to $6.00 per unit	414,038	1,090,000	—	1,090,000
Forfeiture of founder units	(414,038)	—	—	—
Net loss	—	—	(2,451,762)	(2,451,762)

Balances, December 31, 2007	10,000,000	$5,840,000	$(7,313,490)	$(1,473,490)

Issuance of membership units at $2.00 to $3.25 per unit	658,154	1,159,000	—	1,159,000
Forfeiture of founder units	(658,154)	—	—	—
Net loss	—	—	(1,443,771)	(1,443,771)

Balances, December 31, 2008	10,000,000	$6,999,000	$(8,757,261)	$(1,758,261)

Issuance of membership units at $1.00 per unit	428,500	428,500	—	428,500
Classification of warrants as a liability	—	(238,656)	—	(238,656)
Forfeiture of founder units	(428,500)	—	—	—
Net loss	—	—	(1,575,052)	(1,575,052)

Balances, December 31, 2009	10,000,000	$7,188,844	$(10,332,313)	$(3,143,469)

See accompanying notes to consolidated financial statements

NXOPINION, LLC
(a development stage limited liability company)
Consolidated Statement of Cash Flows

			April 11, 2005
			(date of
			inception) to
	Year Ended December 31,		December 31,
	2009	2008	2009

Operating activities
Net loss	$(1,575,052)	$(1,443,771)	$(10,332,313)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	8,409	8,409	38,666
Unrealized gain on derivative revaluation	(4,621)	—	(4,621)
Gain on debt cancellation	(262,088)	—	(262,088)
Changes in:
Accounts receivable — related parties	(83,000)	(5,000)	(88,000)
Accounts payable and accrued expenses	1,054,805	241,082	2,397,862
Deferred revenue	207,416		207,416
Accrued interest	76,697	46,169	155,536

Net cash used by operating activities	(577,434)	(1,153,111)	(7,887,542)

Investing activities
Purchase of property and equipment	—	—	(42,047)

Net cash used in investing activities	—	—	(42,047)

Financing activities
Contributions from members	428,500	1,159,000	7,787,500
Repurchase of member units	—	—	(360,000)
Proceeds from issuance of debt	250,000	50,000	675,416
Repayment of debt	(66,616)	(59,557)	(137,994)

Net cash provided by financing activities	611,884	1,149,443	7,964,922

Net increase (decrease) in cash	34,450	(3,668)	35,333
Cash, beginning of period	883	4,551	—

Cash, end of period	$35,333	$883	$35,333

SUPPLEMENTAL CASH-FLOW INFORMATION
Cash paid for interest	$3,190	$—	$—
Transfers of liabilities from affiliate for costs incurred	$209,135	$614,918	$824,053
Derivative liability recorded for warrants	$238,656	$—	$—
See accompanying notes to consolidated financial statements

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Operations
NxOpinion, LLC (Company) is a Nevada limited liability company organized April 11, 2005. The Company has developed a health knowledgebase and platform that uses mobile technology, personal computer and web interfaces to deliver a suite of innovative healthcare applications. The Company has commenced marketing its software solution in partnership with health and technology companies for use in a variety of settings worldwide, ranging from rural health systems to sophisticated urban hospital systems.
In August, 2009 the Company organized a wholly-owned limited liability company, Robertson Technology Licensing, LLC to serve as a license contracting entity and to allocate revenues amongst collaborators or affiliates. The consolidated financial statements include the accounts of this subsidiary after elimination of intercompany transactions and accounts.
Development Stage Enterprise
The Company follows the presentation and disclosure requirements of the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) ASC 915, Accounting and Reporting by Development Stage Enterprises. Although principal operations of marketing and licensing software solutions commenced during the year ended December 31, 2009, the Company has not yet generated significant revenue.
Basis of Presentation
The financial statements have been prepared on the accrual basis, by management, in accordance with accounting principles generally accepted in the United States on a going concern basis, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future. From Inception to December 31, 2009, the Company has incurred significant losses and negative cash flow from operations and has a deficit accumulated during the development stage of $10,332,313. The Company’s ability to emerge from the development stage and continue as a going concern is in doubt and is dependent upon obtaining additional financing and/or attaining a profitable level of operations. Management has plans to seek additional capital. These financial statements do not give effect to any adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.
Use of Estimates
Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Management believes its estimates to be reasonable; however, actual results could materially differ from those estimates.
Reclassifications
Certain prior year amounts have been reclassified to conform to the current year presentation.

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Revenue Recognition
The Company recognizes revenue when there is evidence of an arrangement, the service has been provided to the customer, the collection of the fees is reasonably assured, and the amount of fees to be paid by the customer are fixed or determinable.
The Company’s business model includes collaborative arrangements resulting in the licensing of its software applications and related content with on-going license fees based on usage, availability or from advertising and sponsorships. Fees based on availability are recognized over the performance period, fees based on usage or from advertising and sponsorships are recognized as reported to us from intermediaries over the applicable period and when collection is assured.
The Company recognizes fees for contract services when the fees are fixed and determinable, the related services are performed and collection is assured. The Company evaluates revenue from arrangements that have multiple elements to determine whether the components of the arrangement represent separate units of accounting as defined in the accounting guidance related to revenue arrangements with multiple deliverables.
Deferred revenue that will be recognized during the succeeding 12-month period is recorded as current deferred revenue and any remaining portion is recorded as long-term deferred revenue.
Collaborative Arrangements
Contractual arrangements fall within the scope of ASC 808-10, Collaborative Arrangements if the arrangement requires the parties to be active participants and the arrangement exposes the parties to significant risks and rewards that are tied to the commercial success of the endeavor. Collaborative agreement revenues may include both contract research revenue and license revenue. Nonrefundable up-front license fees where the Company has continuing involvement through research and development collaboration are initially deferred and recognized as collaborative agreement license revenue over the estimated period for which the Company continues to have a performance obligation. Nonrefundable amounts received for shared development costs are recognized as contract revenue in the period in which the related expenses are incurred.
Product and Content Development
The Company expenses costs incurred in the research and development of its software and for related medical content as they are incurred. In accordance with ASC 985-20, Costs of Software to be Sold, Leased, or Marketed the Company expenses costs associated with the development of computer software to be marketed prior to the establishment of technological feasibility and capitalizes them from the point technological feasibility is reached until the product is ready for general release. The Company did not capitalize any software development costs for the years ended December 31, 2009 and 2008 as costs incurred subsequent to the establishment of technological feasibility, but prior to general release, were insignificant.
Property and Equipment
Property and equipment is recorded at cost. Depreciation is computed by the straight-line method based on estimated useful lives. Property and equipment is depreciated over five to ten years. Expenditures for maintenance and repairs are charged to expense as incurred whereas major additions are capitalized.

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Fair Value of Financial Instruments
At December 31, 2009 there was no difference between the carrying values of the Company’s cash and fair market value. For certain financial instruments, including accounts payable, accrued expenses, notes payable and amounts due to related parties, the carrying amounts approximate fair value due to their relatively short maturities.
Warrants Classified as Derivatives
The valuation of warrant derivatives during 2009 resulted from insufficient member interests being available for exercise of the warrants and was determined in accordance with ASC 815-40 “Derivatives and Hedging: Contracts in Entity’s Own Equity.” The warrant fair value is adjusted each reporting period based on current assumptions, with the change in value recognized in other income (expense). In future periods, increases in stock price and stock volatility and decreases in interest rates will increase the warrant liability resulting in a non-cash charge.
The Company reviews the classification of its warrants as derivatives each period. Should sufficient member interests be authorized for exercise of the warrants, the warrants will be reclassified as equity.
Recent Accounting Pronouncements
In June 2009, the FASB approved the FASB Accounting Standards Codification (Codification), as the single source of authoritative GAAP for all non-governmental entities, with the exception of the SEC and its staff, effective for interim and annual periods ending after September 15, 2009. Adoption of the Codification had no material impact on the Company’s financial position, results of operations and cash flows.
In September 2009, the FASB ratified two consensuses affecting the revenue recognition accounting policies for transactions that involve multiple deliverables and sales of software-enabled devices. The first consensus requires companies to allocate revenue in arrangements involving multiple deliverables based on the estimated selling price of each deliverable, even though those deliverables are not sold separately either by the company itself or other vendors. Under the second consensus, sales of tangible products that contain “essential” software will no longer be subject to the stringent revenue recognition requirements that apply to software licensing arrangements.
Both consensuses will be effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption and retrospective application is permitted, but not required. The Company is currently evaluating the potential impact of these consensuses on its future software licensing activities and its results of operations.

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Income Taxes
The Company is organized as a limited liability company that is accounted for like a partnership for federal and state income tax purposes and generally does not incur income taxes. Instead, the Company’s earnings and losses are included in the income tax returns of its members. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.
NOTE 2 — PROPERTY AND EQUIPMENT
Property and equipment consists of the following:

	December 31,
	2009	2008
Computer hardware	$19,569	$19,569
Vehicle	22,478	22,478

	42,047	42,047
Accumulated depreciation	(38,667)	(30,258)

	$3,380	$11,789

NOTE 3 — ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Accounts payable and accrued expenses include the following:

	December 31,
	2009	2008
Payable to affiliate RRI for contract services (see Note 11)	$1,258,691	$539,488
Payable to related parties	2,806	3,000
Accrued consulting fees payable to related party directors	237,175	200,050
Other accounts payable	89,536	—

	$1,588,208	$742,538

NOTE 4 — BANK LINE OF CREDIT
The bank line of credit is unsecured with interest payable monthly at the bank’s prime rate, 5.25% at December 31, 2009. Our majority owner/Manager guarantees this obligation.

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 5 — NOTES PAYABLE
Notes payable consisted of the following:

	December 31,
	2009	2008
Bank note payable due in monthly installments of $413, including interest of 3.97% with a maturity of July 2010. Note is secured by vehicle.	$1,231	$6,038

* Unsecured note payable to vendor in monthly installments of $26,841, including interest of 5%.	—	262,088

** Secured notes payable to related party directors with interest ranging from 10% to 18% with no stated repayment term. Includes accrued interest of $118,976 and $71,727, respectively	411,476	364,227

** Secured notes payable to members with interest ranging from 10% to 18% with no stated repayment term. Includes accrued interest of $16,272 and $6,972, respectively	81,272	71,972

*** Secured note payable with interest at 5% with no stated repayment term. Includes accrued interest of $4,496 and $140, respectively	230,752	79,070
	$724,731	$783,395

*
This note issued in connection with prior technical consulting was cancelled in May 2009 pursuant to a settlement agreement related to disputes related to the technology and the Company recorded the $262,088 as other income.

**	Notes are secured by Company assets and the license granted to the Company by Vanahab, LLC (see Note 11).

***	Note is secured by Company assets.
All notes were considered current liabilities at December 31, 2009.

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 6 — LEASES
The Company occupies office space in facilities leased by Robertson Research Institute (RRI), a related party (see Note 11). The cost of the lease is allocated based on facility usage. The Company’s portion of the lease expense totaled $85,950 and $50,640 for 2009 and 2008 respectively.
NOTE 7 — CONVERTIBLE NOTES
During 2009 the Company issued $250,000 of notes payable to two members of the Company. The notes accrue interest at 11% per annum, are due in April 2010 and are convertible with accrued interest into units of membership interest at $1.00 per unit. At December 31, 2009, accrued interest amounted to $15,792.
At December 31, 2009 the Company did not have sufficient membership interest authorized for conversion of the notes and agreed under terms of the related loan agreement to take actions to authorize additional membership interests. As management determined the exercise price was not in excess of fair market value, no additional liability for the conversion feature has been recorded.
NOTE 8 — MEMBERSHIP EQUITY
The Company was organized under the laws for limited liability companies in the State of Nevada and has a perpetual term. The Company’s ownership is represented by one class of membership interests with units representing a pro rata ownership interest in the Company’s capital, profits, losses and distributions. Income and losses are allocated to all members in proportion to units held. Members are not required to contribute additional capital, do not have preemptive rights and are subject to certain restrictions on transfer of their interests. The Company is managed by its Manager.
The authorized units consist of 10,000,000 units, all of which were issued at formation. JVR Technologies, LLC (“JVR”), a limited liability company controlled by the Company’s Manager, Dr. Joel Robertson, was issued 9,600,000 founder units at formation in consideration of intellectual property assets (see Note 11). Subsequent to formation through January 2010, JVR has forfeited units then sold by the Company to new members but is not required to do so and may not do so in the future. The net effect has been that new member investments diluted only JVR and not prior members. At December 31, 2009 and 2008 a total of 10,000,000 units were issued and outstanding.
NOTE 9 — WARRANTS
In connection with the sale of certain membership interests for cash at $1.00 per unit during 2009 the Company granted the investors the right to purchase an additional unit at $1.00 per unit through December 31, 2014. A total of 416,000 warrants were issued during the year and subsequently in January 2010 the Company granted an additional 125,000 warrants. The Company does not have sufficient membership interests authorized for exercise of the warrants and agreed to take actions to authorize additional membership interests. The Company’s majority owner, JVR, has also guaranteed to make available personal membership interests for any exercise of the warrants after December 31, 2010 should additional interests not be available from the Company for exercise.

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 9 — WARRANTS (continued)
The Company determined in accordance with ASC 815-40, Derivatives and Hedging: Contracts in Entity’s Own Equity that insufficient member interests available for exercise of the warrants prevented the instruments from being indexed to the Company’s equity requiring liability treatment. The fair value of the warrants granted was determined using the Black-Scholes valuation model using the price of recent private sales of member’s equity, a calculated volatility rate of 65% based on the historical volatility of comparable companies from a representative industry peer group, risk free interest rates ranging from 1.99% to 2.73%, and a contractual life equal to the remaining term of the warrants expiring December 31, 2014.
The fair value of the 416,000 warrants issued in 2009 was $238,656. The warrant fair value is adjusted each reporting period based on current assumptions, with the change in value recognized in earnings and reported as other income (expense). The warrant fair value at December 31, 2009 was $234,035 and the Company recorded a gain on revaluation of $4,621.
NOTE 10 — FAIR VALUE
ASC 820-10, “Fair Value Measurements and Disclosures” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. Financial instruments measured at fair value on a recurring basis as of December 31, 2009 are classified based on the valuation technique level in the table below:

		Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Instruments	Inputs	Inputs
	Total	Level 1	Level 2	Level 3
Assets:
None	$—	$—	$—	$—
Liabilities:
Warrant liability	$234,035	$—	$—	$234,035
As described in Note 8, the Company has warrants issued in 2009 for which there are not sufficient members interest available for exercise. In accordance with ASC 815-40 Derivatives and Hedging: Contracts in Entity’s Own Equity the Company classified the fair value of each warrant at issuance as a liability. The Company used Level 3 inputs for its valuation methodology and the fair value was determined by using the Black-Scholes option pricing model based on various assumptions including significant unobservable inputs developed by management regarding peer company volatility and unit price.
The following table reconciles the warrant derivative liability measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2009 (none in 2008):

Issuance of warrant derivatives during 2009	$238,656
Adjustment to fair value included in other income	(4,621)

Balance at December 31, 2009	$234,035

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 11 — RELATED PARTY TRANSACTIONS
Since its formation the Company has contracted with Robertson Research Institute (“RRI”), a nonprofit entity organized under Section 501(c)3 of the Internal Revenue Code, for software and content development and substantially all corporate operational services including personnel, occupancy and other vendor costs. These services are billed to the Company by RRI on a flow-through basis and at cost with certain personnel costs allocated based on percentage of time spent on Company efforts. During 2008 and 2009 substantially all of the services of RRI personnel were charged to the Company by RRI including the services of the Company’s Manager, Dr. Joel Robertson who is also a Trustee of RRI.
During 2009 and 2008 the Company incurred costs billed by RRI totaling $1,717,159 and $1,154,860 detailed as follows:

	Year Ended December 31,
	2009	2008

Personnel and benefits	$1,077,738	$884,383
Consulting and contract services	12,300	14,305
Travel and entertainment	82,221	46,851
Occupancy	108,828	71,215
Computer and software	159,925	36,232
Professional fees	202,046	14,568
Insurance	28,354	24,834
Interest	22,945	31,437
Other	22,802	31,035

	$1,717,159	$1,154,860

These amounts are included in the appropriate functional line items in the Company’s statement of operations. Amounts payable to RRI for such services at December 31, 2009 and 2008 are listed in Note 3.
The Company licenses its diagnostic database management system software from Vanahab, LLC (“Vanahab”) a repository for Dr. Robertson’s various intellectual property (“IP”), which is owned by Dr. Robertson and his family. Certain of the software technology, related primarily to a proprietary multiple engine architecture, was developed by RRI, and is also licensed to the Company through Vanahab. RRI effectively retains certain rights to use of the software for public charity activities. All developments and improvements the Company has made to the diagnostic database management system and related software and IP it has developed is owned by Vanahab through cross-licensing arrangements with the Company and with RRI. The IP developed by Vanahab, RRI or by the Company is useable by the Company pursuant to a perpetual, exclusive, royalty-free license in the for-profit medical global markets.

NxOpinion, LLC
(a development stage limited liability company)
Notes to Consolidated Financial Statements
December 31, 2009
NOTE 11 — RELATED PARTY TRANSACTIONS (continued)
Robertson Technologies International, LLC (“RTI”) was formed by Dr. Robertson and others in India and has developed a health information system for small hospitals and physician practices. The Company has licensed its clinical decision support system to RTI pursuant to a nonexclusive and nontransferable license. Dr. Robertson owns 25% of RTI and accordingly RTI is considered an affiliate. The Company has no ownership in RTI and will not participate in its profits, if any, other than royalties, of which the amount is yet to be negotiated.
See notes 3, 4, 5, 6, 7, 8, 9 and 12 for additional information on related party transactions.
NOTE 12 — COLLABORATION WITH MAJOR CUSTOMER AND RELATED PARTY
Microsoft Corporation
Under an August 2009 collaboration agreement with Microsoft Corporation’s Unlimited Potential Group (UPG) the parties developed RHealth Advisor™, a global diagnostic health screening and information system, as a mobile application deployed on Microsoft’s OneApp™ feature phone platform. The Company was paid a nonrefundable development fee of $133,000 related to the delivery of a mobile version of its consumer diagnostic software. The Company’s performance obligation was substantially completed in December 2009 and the parties are joint marketing RHealth Advisor in targeted emerging countries. The agreement specifies revenue sharing between the Company and UPG from future advertising, subscription, sponsorship or other revenues.
The Company paid an outside service organization $139,536 for specific services related to this UPG project and expensed other development costs as product development and content costs.
Related Party Collaboration
In September, 2009 the Company entered into a collaboration agreement for a hospital information system with Robertson Technology International, LLC (“RTI”), a related party (see Note 11). The collaboration includes the Company’s clinical decision support application. The Company received a $207,416 advance for collaboration work under the agreement. Since the advance is to be applied against future license fees from RRI system sales, the Company has deferred the revenue as a current liability.
NOTE 12 — SUBSEQUENT EVENTS
In January 2010 the Company sold 125,000 units for cash proceeds of $125,000 and issued 125,000 warrants (see Note 9).
In February 2010 the Company obtained $50,000 pursuant to promissory notes bearing interest at 11% and due June 30, 2010. The Company granted warrants on 50,000 units exercisable at $2.50 per unit through March 31, 2013.

NXOPINION, LLC
(a development stage limited liability company)
Details of Consolidated Balance Sheet

	December 31, 2009
		Robertson
	NxOpinion,	Technologies
	LLC	Licensing, LLC	Eliminations	Consolidated
ASSETS
Current assets
Cash	$35,083	$250	$—	$35,333
Accounts receivables — related parties	88,000	83,000	(83,000)	88,000

Total current assets	123,083	83,250	(83,000)	123,333

Property and equipment, net	3,380	—	—	3,380

Total assets	$126,463	$83,250	$(83,000)	$126,713

LIABILITIES AND MEMBERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$1,587,958	$83,250	$(83,000)	$1,588,208
Related party deferred revenue	207,416	—	—	207,416
Bank line of credit	250,000	—		250,000
Notes payable	724,731	—		724,731
Convertible notes payable	265,792	—		265,792
Warrant liability	234,035	—		234,035

Total current liabilities	3,269,932	83,250	(83,000)	3,270,182

Members’ deficit
Members’ contributions-net, 10,000,000 units authorized and outstanding	7,188,844	—	—	7,188,844
Members’ deficit accumulated during the development stage	(10,332,313)	—	—	(10,332,313)

Total members’ deficit	(3,143,469)	—	—	(3,143,469)

Total liabilities and members’ deficit	$126,463	$83,250	$(83,000)	$126,713

See accompanying notes to consolidated financial statements